FORM 8-K/A

                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15 (d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): August 1, 1997


                       Cascade Financial Corporation
                       -----------------------------
          (Exact name of registrant as specified in its charter)



        Delaware                            0-25286          91-0167790
        --------                            -------          ----------
State or other jurisdiction               Commission        (I.R.S. Employer
     of incorporation                     File Number       Identification No.)



2828 Colby Avenue, Everett, Washington                         98201
--------------------------------------                         -----
(Address of principal executive offices)                      (Zip Code)


    Registrant's telephone number (including area code)  (425) 339-5500


                              Not Applicable
                              --------------
       (Former name or former address, if changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


       On August 1, 1997, Cascade Financial Corporation ("Cascade") consummated its acquisition of AmFirst Bancorporation ("AmFirst"). The unaudited pro forma consolidated financial information set forth herein has been prepared for purposes of complying with Regulation S-X of the Securities and Exchange Commission.

       (a)    Financial Statements of Business Acquired

       AmFirst's unaudited Condensed Balance Sheet as of June 30, 1997, and Condensed Statements of Income for the six months ended June 30, 1997 and 1996 are attached hereto as Appendix A.

       (b)    Pro Forma Financial Information

       Unaudited pro forma condensed combined financial statements reflecting consummation of the acquisition are attached hereto as Appendix B. The unaudited pro forma condensed combined statement of financial condition as of June 30, 1997 combines the historical consolidated statements of financial condition of Cascade and AmFirst as if the merger had occurred on such date after giving effect to certain pro forma adjustments described in the accompanying notes. The unaudited pro forma condensed combined statements of income are presented as if the merger had been consummated at the beginning of each period presented. Financial information for AmFirst, which has a December 31 fiscal year end, has been adjusted to reflect a June 30 fiscal year end by adding the subsequent six month period and subtracting the comparable preceding year interim results from the financial data as of December 31.

       The unaudited pro forma condensed combined financial statements and notes thereto reflect the application of the pooling of interests method of accounting. The unaudited pro forma condensed combined financial statements included herein are not necessarily indicative of the future results of operations or the future financial position of the combined entities or the results of operations and financial position of the combined entities that would have actually occurred had the transactions been in effect as of the dates or for the periods presented.





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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              CASCADE FINANCIAL CORPORATION




DATE:  October 15, 1997            By:  /s/ Russell E. Rosendal
                                      --------------------------
                                      Russell E. Rosendal
                                      Executive Vice President
                                      (Chief Financial Officer)




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                                                                 Appendix A
Item 7(a).  Financial Statements of AmFirst Bancorporation

                Condensed Statement of Financial Condition
                              June 30, 1997
                                (unaudited)



                                                      (In thousands)
Assets
Cash on hand and in banks. . . . . . . . . . . . . .     $ 4,207
Interest earning deposits in other institutions. . .       1,625
Securities available for sale. . . . . . . . . . . .      20,192
Loans held for sale, net . . . . . . . . . . . . . .         --
Securities held to maturity. . . . . . . . . . . . .       1,979
Loans, net . . . . . . . . . . . . . . . . . . . . .      35,460
Real estate owned, net . . . . . . . . . . . . . . .         --
Premises and equipment, at cost, net . . . . . . . .       1,639
Accrued interest receivable and other. . . . . . . .         935
                                                         -------
   Total assets. . . . . . . . . . . . . . . . . . .     $66,037
                                                         =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits . . . . . . . . . . . . . . . . . . . . . .     $59,411
Federal Home Loan Bank advances. . . . . . . . . . .         --
Securities sold under agreements to repurchase . . .         675
Note payable . . . . . . . . . . . . . . . . . . . .         402
Deferred income taxes. . . . . . . . . . . . . . . .          29
Accrued expenses and other liabilities . . . . . . .         763
                                                         -------
  Total liabilities. . . . . . . . . . . . . . . . .      61,281

Stockholders' equity . . . . . . . . . . . . . . . .       4,757
                                                         -------
 Total liabilities and stockholders' equity. . . . .     $66,037
                                                         =======


                                 A-1

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                          AmFirst Bancorporation
                    Condensed Statement of Operations
                  Six Months Ended June 30, 1996 and 1997
                                (unaudited)


                                                        June 30,       June 30,
                                                          1996           1997
                                           (In thousands, except per share data)

Total interest income. . . . . . . . . . . . . . . .     $2,606         $2,442

Total interest expense . . . . . . . . . . . . . . .      1,264          1,307
                                                         ------         ------
Net interest income. . . . . . . . . . . . . . . . .      1,342          1,135

Provision for loan losses. . . . . . . . . . . . . .         47            380
                                                         ------         ------
Net interest income after provision for loan losses.      1,295            755


Other income . . . . . . . . . . . . . . . . . . . .        192            429

Other expense. . . . . . . . . . . . . . . . . . . .      1,130          1,189
                                                         ------         ------
Income before Federal income tax . . . . . . . . . .        357             (5)

Federal income tax . . . . . . . . . . . . . . . . .         78             (1)
                                                         ------         ------
Net income . . . . . . . . . . . . . . . . . . . . .     $  279         $   (4)
                                                         ======         ======

Net income per share, primary. . . . . . . . . . . .     $  .85         $ (.01)
Weighted average number of shares:
 Primary . . . . . . . . . . . . . . . . . . . . . .    329,889        333,120



                                       A-2

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                                                                 Appendix B

Item 7(b).  Pro Forma Financial Information


       Pro Forma Condensed Combined Statement of Financial Condition
                              June 30, 1997
                                (unaudited)


                                                                       Pro Forma
                                              Cascade      AmFirst     Combined
                                                       (In thousands)
ASSETS
Cash on hand and in banks . . . . . . . .     $ 4,369      $ 4,207     $  8,576
Interest earning deposits in other institutions 4,109        1,625        5,734
Securities available for sale . . . . . .      36,054       20,192       56,246
Loans held for sale, net. . . . . . . . .      11,133          --        11,133
Securities held to maturity . . . . . . .       6,777        1,979        8,756
Loans, net. . . . . . . . . . . . . . . .     294,687       35,460      330,147
Real estate owned, net. . . . . . . . . .         750          --           750
Premises and equipment, at cost, net. . .       6,220        1,639        7,859
Accrued interest receivable and other . .       4,027          935        4,562
                                              -------      -------      -------
   Total assets . . . . . . . . . . . . .    $368,126      $66,037     $434,163
                                              =======      =======      =======

Liabilities and Stockholders' Equity
Deposits. . . . . . . . . . . . . . . . .    $244,795      $59,411     $304,206
Federal Home Loan Bank advances . . . . .      74,659          --        74,659
Securities sold under agreements to repurchase 18,808          675       19,483
Note payable. . . . . . . . . . . . . . .         --           402          402
Deferred income taxes . . . . . . . . . .       1,507           29        1,536
Accrued expenses and other liabilities. .       5,799          763        6,562
                                              -------      -------      -------
  Total liabilities . . . . . . . . . . .     345,568       61,280      406,848

Stockholders' equity  . . . . . . . . . .      22,558        4,757       27,315
                                              -------      -------      -------
 Total liabilities and stockholders' equity  $368,126      $66,037     $434,163
                                              =======      =======      =======

See accompanying Notes to Pro Forma Condensed Combined Financial Statements.



                                      B-1

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           Pro Forma Condensed Combined Statement of Operations
                         Year Ended June 30, 1996
                                (unaudited)

                                                                       Pro Forma
                                                   Cascade    AmFirst  Combined
                                           (In thousands, except per share data)
                                                    -------   -------   -------
Total interest income. . . . . . . . . . . . .     $ 24,776   $ 5,102   $29,878

Total interest expense . . . . . . . . . . . .       16,563     2,541    19,104
                                                    -------   -------   -------
Net interest income. . . . . . . . . . . . . .        8,213     2,561    10,774

Provision for loan losses. . . . . . . . . . .          --         61        61
                                                    -------   -------   -------
Net interest income after provision for loan losses   8,213     2,500    10,713

Other income . . . . . . . . . . . . . . . . .        2,226       371     2,597

Other expense. . . . . . . . . . . . . . . . .        7,004     2,220     9,224
                                                    -------   -------   -------
Income before Federal income tax . . . . . . .        3,435       651     4,086

Federal income tax . . . . . . . . . . . . . .        1,167       144     1,311
                                                    -------   -------   -------
Net income . . . . . . . . . . . . . . . . . .      $ 2,268     $ 507   $ 2,775
                                                    =======   =======   =======

Net income per share, primary. . . . . . . . .      $  0.80    $ 1.54   $  0.76

Weighted average number of shares:
 Primary . . . . . . . . . . . . . . . . . . .    2,846,970   329,334 3,641,324


See accompanying Notes to Pro Forma Condensed Combined Financial Statements.



                                     B-2

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           Pro Forma Condensed Combined Statement of Operations
                         Year Ended June 30, 1997
                                (unaudited)

                                                                       Pro Forma
                                                   Cascade    AmFirst  Combined
                                           (In thousands, except per share data)
                                                   -------   -------    -------
Total interest income. . . . . . . . . . . . .     $26,315    $5,098    $31,413

Total interest expense . . . . . . . . . . . .      17,388     2,557     19,945
                                                   -------   -------    -------
Net interest income. . . . . . . . . . . . . .       8,927     2,541     11,468

Provision for loan losses. . . . . . . . . . .         --        810        810
                                                   -------   -------    -------
Net interest income after provision for loan losses  8,927     1,731     10,658

Other income . . . . . . . . . . . . . . . . .       1,410       616      2,026

Other expense. . . . . . . . . . . . . . . . .       8,512     2,296     10,808
                                                   -------   -------    -------
Income before Federal income tax . . . . . . .       1,825        51      1,876

Federal income tax . . . . . . . . . . . . . .         621        11        632
                                                   -------   -------    -------
Net income . . . . . . . . . . . . . . . . . .     $ 1,204     $  40    $ 1,244
                                                   =======   =======    =======

Net income per share, primary. . . . . . . . .       $0.42     $0.11      $0.33

Weighted average number of shares
 Primary . . . . . . . . . . . . . . . . . . .   2,869,167   352,564  3,719,551



See accompanying Notes to Pro Forma Condensed Combined Financial Statements.



                                    B-3

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Notes to Pro Forma Condensed Combined Financial Statement of Financial Condition
and Statement of Operations

Note 1.   Basis of Presentation

     The pro forma condensed combined financial statements reflect the issuance of 803,485 shares of Cascade Common Stock in exchange for 333,120 shares of AmFirst Common Stock based on a 2.412 Exchange Ratio.

Note 2. Adjustments to Pro Forma Condensed Combined Statement of Financial Condition and Statement of Operations

     The pro forma adjustments reflected in the unaudited pro forma condensed combined statement of financial condition and statements of operation of Cascade including AmFirst as of June 30, 1997, and the two years ended June 30, 1997 give effect to the following adjustments:

(a) Transaction-related Expenses. Nonrecurring transaction-related expenses recorded are included in the pro forma combined statement of financial condition as of June 30, 1997. Material nonrecurring transaction-related expenses recorded by Cascade, in the quarter the transaction closes, except the loan loss reserve and an accrued pension payout which were recorded by AmFirst in the second calendar quarter of 1997, are summarized in the following table:

                                      (in thousands)

     Professional fees                    $150
     Information systems conversion         50
     Pension payments                       75
     Additional loan loss reserves         650
                                         -----
                                           925
     Tax benefit                          (314)
                                         -----
     Net charge                           $611
                                         =====

     During its due diligence review of AmFirst, Cascade management reviewed in detail the credit administration and the allowance for loan loss policy of AmFirst as compared to that used by Cascade. AmFirst's methodology is based principally on its proprietary loss experience with less consideration given to regional economic conditions. Cascade's reserve setting methodology combines a formula-based approach and management's knowledge of risks inherent in individual credits and local economic conditions. Cascade management concluded after reviewing the processes and methodologies of the two organizations, that upon approval of the Merger by shareholders of both companies AmFirst should record a pre-tax $650,000 loan loss provision in order to reflect the conforming of AmFirst's reserving policy to that of Cascade.

     The effect of all of these costs have not been reflected in the pro forma condensed combined statements of operations.

(b) Non-competition Agreement. In connection with the Merger, Thomas H. Rainville, the Chairman, President and Chief Executive Officer of AmFirst, entered into a non-competition agreement with Cascade pursuant to which Mr. Rainville will receive $5,000 per month for 60 months. The total amount of the payments will be capitalized and amortized over the term of the agreement and are not included in the pro forma condensed combined financial statements. Mr. Rainville is a general creditor of Cascade.




                                    B-4

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Note 3.   Per Share Data

     Earnings Per Share. Primary net income per share for the two years ended June 30, 1997 were calculated based on Cascade's weighted average primary outstanding shares combined with the outstanding AmFirst primary shares multiplied by the Exchange Ratio of 2,412. Earnings per share figures have been restated to take into affect the 25% stock dividend paid as of June 27, 1997.







                                     B-5

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